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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                                April 28, 1998



                               PERRIGO COMPANY
              --------------------------------------------------
              (Exact name of registrant as specified in charter)




   MICHIGAN                        0-19725                        38-2799573
---------------                  ------------                  ----------------
(State of other                  (Commission                   (I.R.S. Employer
Jurisdiction of                  File Number)                   Identification
 Incorporation)                                                      Number)


117 Water Street, Allegan, Michigan                                   49010
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(Address of principal executive offices)                             Zip Code

Registrant's telephone number, including area code:
(616) 673-8451
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    ITEM 5. Other Events


    Perrigo Company announced today that Christopher J. Coughlin has resigned as a member of the Board of Directors. Mr. Coughlin tendered his resignation due to potential business conflicts resulting from a change in employment. On February 17, 1998, Mr. Coughlin was named Executive Vice President and Chief Financial Officer of Pharmacia & Upjohn, Inc.

    Mr. Coughlin had previously been President of Nabisco International and had been a Perrigo director since November 6, 1997.














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                                  SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PERRIGO COMPANY
                                    (Registrant)


                                    By: /s/ Thomas J. Ross
                                        ---------------------------------
Dated: April 28, 1998                   Thomas J. Ross
                                        Vice President-Finance